SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 15, 2006

FOCUS ENHANCEMENTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Dell Ave., Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 9, 2006, Focus Enhancements, Inc. held a conference call and webcast to discuss its results of operations for the three months and year-ended December 31, 2005.

The conference call transcript is attached hereto as Exhibit 99.1 and is being furnished under Item 2.02 of this Form 8-K.

Item 7.01.  Regulation FD Disclosure

On March 9, 2006, Focus Enhancements, Inc. held a conference call discussing among other things, 2006 financial guidance.

The information in the conference call transcript relating to our expected future performance is being furnished under Item 7.01 of this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

99.1	Focus Enhancements, Inc. fourth quarter and year-end 2005 results conference call transcript held on March 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: March 15, 2006	By:	/s/ Gary Williams
	Name:	Gary Williams
	Title:	Exec. VP of Finance and CFO